UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No.1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2016

BIO-TECHNE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-17272	41-1427402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

614 McKinley Place NE

Minneapolis, MN 55413

(Address of Principal Executive Offices) (Zip Code)

(612) 379-8854

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 1, 2016, Bio-Techne Corporation (the Company) filed a Current Report on Form 8-K reporting the completion of the acquisition of Advanced Cell Diagnostics (ACD) on August 1, 2016. The acquisition was facilitated through a merger in which ACD became a wholly-owned subsidiary of the Company.

This Form 8-K/A includes ACD’s audited consolidated financial statements as of December 31, 2015 and 2014 and the unaudited financial statements as of December 31, 2013 (ACD’s fiscal year-end) as required by Item 9.01(a) of Form 8-K, the unaudited consolidated balance sheet as of June 30 ,2016, the unaudited consolidarted statements of operations for the six-month periods ended June 30, 2015, and 2016 as required by Item 9.01(a), and the unaudited pro forma condensed consolidated financial information related to the ACD acquisition required by Item 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The ACD audited consolidated financial statements as of December 31, 2015 and 2014 and the unaudited financial statements as of December 31, 2013, the unaudited consolidated balance shee as of June 30, 2016 and the unaudited consolidated statements of operations for the six month period ended June 30,2015 and 2016 are attached as Exhibit 99.2 to this Form 8-K/A.

The consent of OUM & Co LLP, ACD’s independent auditor, is attached as Exhibit 23.1 to this Form 8-K/A.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial statements related to the Company’s acquisition of ACD is attached as Exhibit 99.3 to this Form 8-K/A and incorporated by reference into this Form 8-K/A.

(i)	Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the year ended June 30, 2016;

(iii)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2016.

(c) Exhibits.

3.2*	Amendment to Amended and Restated Bylaws, effective as of July 28, 2016

10.1*	Credit Agreement by and among Bio-Techne Corporation, the Guarantors party thereto, the Lenders party thereto, and BMO Harris Bank N.A., as Administrative Agent, dated July 28, 2016.

23.1	Consent of OUM & Co. LLP, Independent Auditors

99.1*	Press Release dated August 1, 2016.

99.2

ACD audited consolidated financial statements as of December 31, 2015 and 2014 and the unaudited financial statements as of December 31, 2013, the unaudited consolidated balance sheet as of June 30, 2016 and the unaudited consolidated statements of operations for the six month periods ended June 30, 2015 and 2016.

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements.

*	Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2016	BIO-TECHNE CORPORATION

	By:	/s/ James Hippel
	Name:	James Hippel
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.2*	Amendment to Amended and Restated Bylaws, effective as of July 28, 2016

10.1*	Credit Agreement by and among Bio-Techne Corporation, the Guarantors party thereto, the Lenders party thereto, and BMO Harris Bank N.A., as Administrative Agent, dated July 28, 2016

23.1	Consent of OUM & Co. LLP, Independent Accounting Firm

99.1*	Press Release dated August 1, 2016.

99.2

ACD audited consolidated financial statements as of December 31, 2015 and 2014 and the unaudited financial statements as of December 31, 2013, the unaudited consolidated balance sheet as of June 30, 2016 and the unaudited consolidated statements of operations for the six month periods ended June 30, 2015 and 2016.

99.3	Unaudited Pro Forma Condensed Consolidated Financial Information.

*	Previously filed.